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                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
                 POLARIS PLATINUM II VARIABLE ANNUITY PROSPECTUS
                               DATED: MAY 2, 2011

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        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          FS VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE
                     POLARIS II VARIABLE ANNUITY PROSPECTUS
                             DATED: JANUARY 3, 2012

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On March 9, 2012, the MTB Managed Allocation Fund - Moderate Growth II portfolio will no longer be available for new investment. No funds may be transferred into the portfolio on or after that date.

On or about March 9, 2012:

      o The "MTB Managed Allocation Fund - Moderate Growth II" portfolio will be renamed "Wilmington Managed Allocation Fund -- Moderate Growth II portfolio;"

      o     "MTB Group of Funds" will be renamed "Wilmington Funds;" and

      o Wilmington Funds Management Corporation will become the advisor to the Fund and Wilmington Trust Investment Advisors, formerly "MTB Investment Advisors", will be named the Funds sub advisor.

Accordingly, on or about March 9, 2012, all references in the Prospectus to the MTB Managed Allocation Fund - Moderate Growth II; MTB Group of Funds; and to the MTB Investment Advisors are hereby deleted and replaced as listed above.

Dated: March 9, 2012

                Please keep this Supplement with your Prospectus

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